Provisions	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Provisions
Note 22. Provisions

	Successor- December 31, 2020	Successor- December 31, 2019	Successor- December 31, 2018
Non-current
Asset retirement obligation	23,349	20,987	15,430
Environmental remediation	560	159	756

Total non-current	23,909	21,146	16,186

	Successor- December 31, 2020	Successor- December 31, 2019	Successor- December 31, 2018
Current
Asset retirement obligation	584	761	823
Environmental remediation	1,141	2,340	2,968
Contingencies	359	322	349
Total current	2,084	3,423	4,140

22.1 Provision for asset retirement obligation
In accordance with the regulations applicable in the countries where the Company (directly or indirectly through subsidiaries) performs oil and gas E&P activities, the Company must incur costs associated with asset retirement obligation. The Company has not pledged any assets for settling such obligations.
The asset retirement obligation provision represents the present value of decommissioning costs relating to oil and gas properties, which are expected to be incurred up to the end of each concession, when the producing oil and gas wells are expected to cease operations. These provisions have been created based on the Company’s internal estimates or Operator’s estimates, as applicable.
Assumptions based on the current economic environment have been made, which management believes form a reasonable basis upon which to estimate the future liability. These estimates are reviewed regularly to take into account any material changes to the assumptions. However, actual asset retirement obligation costs will ultimately depend upon future market prices for the necessary asset retirement obligation works required that will reflect market conditions at the relevant time. Furthermore, the timing of asset retirement obligation is likely to depend on when the fields cease to produce at economically viable rates. This, in turn, will depend upon future oil and gas prices, which are inherently uncertain.
The discount rate used in the calculation of the provision as of December 31, 2020 ranges between 9.32% and 12.42% and for December 31, 2019 and December 31, 2018 it is 10.59% and 10.03% respectively.
The Company has performed a sensitivity analysis relating to the discount rate. The 1% increase or decrease in the discount rate would not have a significant impact on the Company’s assets retirement obligation provision.
Movements of the period/year on the provision for asset retirement obligation:

	Consolidated- Successor for the year ended December 31, 2020	Consolidated- Successor for the year ended December 31, 2019	Consolidated- Successor for the period from April 4, 2018 through December 31, 2018	Predecessor for the period from January 1, 2018 through April 3, 2018
At the beginning of the period/year	21,748	16,253	15,587	15,642
Increases for business combination (Note 32 )	—	—	11,201	—
Unwinding of discount on asset retirement obligation (Note 11.3)	2,584	1,723	897	233
Increase / (Decrease) from change in estimates capitalized	(366)	4,141	(11,432)	(288)
Amounts incurred due to utilization	—	(236)	—	—
Exchange differences	(33)	(133)	—	—

At the end of the period/year	23,933	21,748	16,253	15,587

22.2 Provision for environmental remediation
The Company undertakes environmental impact studies for new projects and investments and, to date, environmental requirements and restrictions imposed on these new projects have not had any material adverse impact on the Company’s business.
The Company has performed a sensitivity analysis relating to the discount rate. The 1% increase or decrease in the discount rate would not have a significant impact on the Company’s results of operations.

Movements of the period/year on the provision for environmental remediation:

	Consolidated- Successor for the year ended December 31, 2020	Consolidated- Successor for the year ended December 31, 2019	Consolidated- Successor for the period from April 4, 2018 through December 31, 2018	Predecessor for the period from January 1, 2018 through April 3, 2018
At the beginning of the period/year	2,499	3,724	1,002	1,112
Increases for business combinations (Note 32 )	—	—	4,044	—
Increases (Note 10.2)	463	816	1,168	12
Exchange differences	(1,261)	(2,041)	(2,490)	(122)

At the end of the period/ year	1,701	2,499	3,724	1,002

22.3 Provision for contingencies
The Company (directly or indirectly through subsidiaries) is a party to several civil, commercial, tax and labor proceedings and claims that arise in the ordinary course of its business. In determining a proper level of provision to estimate the amounts and probability of occurrence, the Company has considered its best estimate with the assistance of legal and tax advisors.
The determination of estimates may change in the future due to new developments or unknown facts at the time of evaluation of the provision. Consequently, the adverse resolution of the evaluated proceedings and claims could exceed the established provision.
As of December 31, 2020, December 31, 2019 and December 31, 2018, the Group are involved in various claims and legal actions arising in the ordinary course of business. Out of the total claims and legal actions in the aggregate claimed amount of 428, 469 and 391, respectively as of such date management has estimated a probable loss of 359, 322 and 349, respectively.
In addition, certain proceedings are considered to be contingent liabilities related to labor, civil, commercial and other actions which, as of December 31, 2020, December 31, 2019 and December 31, 2018, amount to a total of 69, 147 and 42, respectively, and which the Company has not recognized them as it is not probable that an outflow of resources embodying economic benefits will be required to settle the obligation. See Note 29 for additional details on the main contingent assets as of December 31, 2020, December 31, 2019 and December 31, 2018.
The Company, bearing in mind the opinion of the Company’s legal counsel, considers that the amount of the provision is sufficient to afford the contingencies that may occur. There are no individual claims or other matters, that individually or in the aggregate, have not been provisioned or disclosed by the Company, which amounts are material to the financial statements.
Movements of the period/year on the provision for contingencies:

	Consolidated- Successor for the year ended December 31, 2020	Consolidated- Successor for the year ended December 31, 2019	Consolidated- Successor for the period from April 4, 2018 through December 31, 2018	Predecessor for the period from January 1, 2018 through April 3, 2018
At the beginning of the period/year	322	349	51	55
Increases for business combinations (Note 32 )	—	—	151	—
Increases (Note 10.2)	267	422	240	2
Amounts incurred due to payments/utilization	—	(63)	(9)	(6)
Exchange differences	(230)	(386)	(84)

At the end of the period/year	359	322	349	51